                                April 30, 2003
                          As Amended October 22, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                    SMITH BARNEY MULTIPLE DISCIPLINE TRUST

            MULTIPLE DISCIPLINE PORTFOLIO--ALL CAP GROWTH AND VALUE MULTIPLE DISCIPLINE PORTFOLIO--LARGE CAP GROWTH AND VALUE

    MULTIPLE DISCIPLINE PORTFOLIO--GLOBAL ALL CAP GROWTH AND VALUE MULTIPLE
            DISCIPLINE PORTFOLIO--BALANCED ALL CAP GROWTH AND VALUE

                   125 Broad Street New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Multiple Discipline Trust (the "MDA Trust" or the "trust") dated April 30, 2003 for the Multiple Discipline Portfolio--All Cap Growth and Value, Multiple Discipline Portfolio--Large Cap Growth and Value, Multiple Discipline Portfolio--Global All Cap Growth and Value and Multiple Discipline Portfolio--Balanced All Cap Growth and Value (individually, a "portfolio" and collectively, the "portfolios"), as amended or supplemented from time to time (collectively the "prospectus"), and should be read in conjunction therewith.

   The MDA Trust currently offers eight investment portfolios, four of which are described herein. The prospectus may be obtained from designated insurance companies offering separate accounts ("separate accounts") which fund certain variable annuity and variable life insurance contracts (each, a "contract") and qualified pension and retirement plans or by writing or calling the MDA Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                                   CONTENTS

                                                                       Page
                                                                       ----
     Why Invest in the MDA Trust......................................   2
     Trustees and Executive Officers of the MDA Trust.................   2
     Investment Objectives, Management Policies and Risk Factors......   6
     Additional Risk Factors..........................................  21
     Investment Restrictions..........................................  24
     Portfolio Turnover...............................................  26
     Purchase of Shares...............................................  26
     Redemption of Shares.............................................  26
     Taxes............................................................  26
     Performance......................................................  30
     Valuation of Shares..............................................  31
     Investment Management and Other Services.........................  32
     Additional Information About the Portfolios......................  35
     Financial Statements.............................................  36
     Appendix--Ratings of Debt Obligations............................ A-1

                          WHY INVEST IN THE MDA TRUST

   The proliferation of mutual portfolios over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The portfolios are designed to meet the needs of investors who wish to diversify their portfolios among different equity/bond management styles in an attempt to maximize performance. Diversification across multiple equity/bond disciplines can provide another important advantage by potentially reducing a portfolio's volatility. Diversification does not assure against market loss.

               TRUSTEES AND EXECUTIVE OFFICERS OF THE MDA TRUST

   Overall responsibility for management and supervision of the trust rests with the trust's Board of Trustees. The Trustees approve all significant agreements between the portfolios and the companies that furnish services to the portfolios, including agreements with the portfolios' distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the portfolios are delegated to the portfolios' manager, Smith Barney Fund Management LLC ("SBFM" or the "Manager").

   The names of the Trustees and executive officers of the MDA Trust, together with information as to their principal business occupations during the past five years, are shown below:

                                                                              Number of
                                                                              Investment
                                            Term of                           Companies
                                           Office(1)         Principal         in Fund       Other
                               Position(s) and Length      Occupation(s)       Complex   Directorships
                                Held with   of Time           During           Overseen     Held by
    Name, Address, and Age        Trust      Served        Past 5 Years       by Trustee    Trustee
    ----------------------     ----------- ---------- ----------------------- ---------- -------------

NON-INTERESTED TRUSTEES
H. John Ellis.................   Trustee   Since 2002 Retired                     34     None
  858 East Crystal Downs Drive
  Frankfort, MI 49635
  Age 75

Armon E. Kamesar..............   Trustee   Since 2002 Chairman, TEC               34     Inter Ocean
  7328 Country Club Drive                             International; Trustee,            Systems Inc.
  LaJolla, CA 92037                                   U.S. Bankruptcy Court
  Age 74

Stephen E. Kaufman............   Trustee   Since 2002 Attorney                    62     None
  Stephen E. Kaufman PC Co.
  277 Park Avenue, 47th Floor
  New York, NY 10172
  Age 70

John J. Murphy................   Trustee   Since 2002 President, Murphy           34     Barclays
  123 Prospect Street                                 Capital Management                 International
  Ridgewood, NJ 07450                                                                    Portfolios
  Age 58                                                                                 Group Ltd.
                                                                                         and
                                                                                         affiliated
                                                                                         companies

                                                                                  Number of
                                                                                  Investment
                                            Term of                               Companies
                                           Office(1)           Principal           in Fund       Other
                             Position(s)   and Length        Occupation(s)         Complex   Directorships
                              Held with     of Time             During             Overseen     Held by
  Name, Address, and Age        Trust        Served          Past 5 Years         by Trustee    Trustee
  ----------------------   --------------- ---------- --------------------------- ---------- -------------
INTERESTED TRUSTEE
R. Jay Gerken(2).......... Trustee and     Since 2002 Managing Director of           225          N/A
  Citigroup Asset          Chairman,                  Citigroup Global
  Management ("CAM")       President and              Markets Inc. ("CGM");
  399 Park Avenue          Chief Executive            Chairman, President and
  New York, NY 10022       Officer                    Chief Executive Officer of
  Age 52                                              SBFM, Travelers
                                                      Investment Adviser, Inc.,
                                                      ("TIA") and Citi Fund
                                                      Management Inc.
OFFICERS
Lewis E. Daidone.......... Senior Vice     Since 2002 Managing Director of CGM;      N/A          N/A
  CAM                      President and              Chief Financial Officer and
  125 Broad Street         Chief                      Treasurer of mutual funds
  New York, NY 10004       Administrative             affiliated with Citigroup
  Age 45                   Officer                    Inc.; Director and Senior
                                                      Vice President of SBFM
                                                      and TIA

Frances M. Guggino........ Controller      Since 2002 Vice President of CGM          N/A          N/A
  CAM
  125 Broad Street
  New York, NY 10004
  Age 44

Christina T. Sydor........ Secretary       Since 2002 Managing Director of           N/A          N/A
  CAM                                                 CGM; General Counsel and
  300 First Stamford Place                            Secretary of SBFM and
  Stamford, CT 06902                                  TIA
  Age 52

Andrew Beagley............ Chief Anti-     Since 2002 Director, CGM (since           N/A          N/A
  CAM                      Money                      2000); Director of
  399 Park Avenue          Laundering                 Compliance, North
  New York, NY 10022       Compliance                 America, Citigroup Asset
  Age: 40                  Officer                    Management (since 2000);
                                                      Director of Compliance,
                                                      Europe, the Middle East and
                                                      Africa, Citigroup Asset
                                                      Management (from 1999 to
                                                      2000); Compliance Officer,
                                                      Salomon Brother Asset
                                                      Management Limited, Smith
                                                      Barney Global Capital
                                                      Management Inc., Salomon
                                                      Brothers Asset Management
                                                      Asia Pacific Limited (from
                                                      1997 to 1999)

                                                                               Number of
                                                                               Investment
                                        Term of                                Companies
                                       Office(1)           Principal            in Fund       Other
                           Position(s) and Length        Occupation(s)          Complex   Directorships
                            Held with   of Time             During              Overseen     Held by
  Name, Address, and Age      Trust      Served          Past 5 Years          by Trustee    Trustee
  ----------------------   ----------- ---------- ---------------------------- ---------- -------------

Robert I. Frenkel.........   Chief     Since 2003 Managing Director and           N/A          N/A
  CAM                        Legal                General Counsel, Global
  300 First Stamford Place   Officer              Mutual Funds for CAM and
  Stamford, CT 06902                              its predecessor (since 1994)
  Age: 48

--------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Gerken is a Trustee who is an "interested person" of the trust as defined in the Investment Company Act of 1940 because he is an officer of SBFM and its affiliates.

   For the calendar year ended December 31, 2002, the Trustees of the portfolios beneficially owned equity securities of the portfolios within the dollar ranges presented in the table below:

                                                      Dollar Range of               Aggregate Dollar Range of
                          Dollar Range  Dollar Range      Equity      Dollar Range  Equity Securities in All
                            of Equity     of Equity    Securities in    of Equity     Registered Investment
                          Securities in Securities in   the Global    Securities in   Companies Overseen by
                           the All Cap  the Large Cap    Multi-Cap    the Balanced    Trustee in Family of
Name of Trustee             Portfolio     Portfolio      Portfolio      Portfolio     Investment Companies
---------------           ------------- ------------- --------------- ------------- -------------------------
H. John Ellis............     None          None           None           None            Over $100,000
Armon E. Kamesar.........     None          None           None           None            None
Stephen E. Kaufman.......     None          None           None           None            None
John J. Murphy...........     None          None           None           None            None
R. Jay Gerken............     None          None           None           None            Over $100,000

   As of December 31, 2002, none of the Independent Trustees, or his or her immediate family members, owned beneficially, or of record, any securities in the manager or principal underwriter of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the portfolios.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the trust, namely Messrs. Ellis, Kaufman, Kamesar and Murphy.

   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the trust. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the trust's independent auditors, including review of the scope of the trust's audit and is also responsible for pre-approval of audit and permissible non-audit services rendered by the trust's auditors to certain parties.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by each portfolio's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary.

   The following table shows the compensation paid by the trust and other Smith Barney Mutual Funds to each Trustee during the trust's last fiscal year. None of the officers of the trust received any compensation from the trust for such period. The trust does not pay retirement benefits to its Trustees and officers. Officers and interested Trustees of the trust are compensated by CGM.

                                       Total Pension or
                                          Retirement                       Number of
                           Aggregate   Benefits Accrued   Compensation   Portfolios for
                          Compensation    As part of     from MDA Trust  Which Trustee
                            From MDA       Company      and Fund Complex Serves Within
Name of Person               Trust         Expenses     Paid to Trustees  Fund Complex
--------------            ------------ ---------------- ---------------- --------------
H. John Ellis*...........    $1,200           $0             $50,900           34
Armon E. Kamesar*........    $1,200           $0             $50,000           34
Stephen E. Kaufman*......    $1,200           $0            $114,700           62
John J. Murphy*..........    $1,200           $0             $39,900           34
R. Jay Gerken**..........        $0           $0                  $0          225

--------
*  Designates member of Audit Committee.
** Designates an "interested" Trustee.

   At the end of the year in which they attain age 80, the Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights.

   No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer or Trustee of the trust. The trust pays each Trustee who is not an officer, director or employee of CGM or any of its affiliates a fee of $10,000 per annum plus $100 per portfolio for each meeting attended; in addition, each trustee is paid $100 per telephonic meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $41,619.

   As of April 10, 2003, the trust's Trustees and officers, as a group, owned less than 1% of the outstanding shares of any of the trust's portfolios.

   To the best knowledge of the trust as of April 10, 2003, the following Shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares in each portfolio as indicated herein:

             Portfolio/Shareholder*                  Shares Held
             ----------------------                -----------
             All Cap Growth & Value:

                Travelers Life & Annuity Company.. 935,537.199,
                Attn: Shareholder Accounting, 6MS  86.7847% of
                One Tower Square                   shares
                Hartford, CT 06183

                Travelers Insurance Company....... 142,459.620,
                Attn: Shareholder Accounting, 6MS  13.2152% of
                One Tower Square                   shares
                Hartford, CT 06183

             Large Cap Growth & Value:

                Travelers Life & Annuity Company.. 557,254.63,
                Attn: Shareholder Accounting, 6MS  57.6226% of
                One Tower Square                   shares
                Hartford, CT 06183

             Portfolio/Shareholder*                  Shares Held
             ----------------------                ------------
                Travelers Insurance Company....... 27,918.839,
                Attn: Shareholder Accounting, 6MS  31.2077% of
                One Tower Square                   shares
                Hartford, CT 06183

                Variable Large Cap Portfolio...... 9,992.440,
                Attn: Cindy Teitler                11.1695% of
                125 Broad Street, 10th Fl.         shares
                New York, NY 10004

             Global All Cap Growth & Value:

                Travelers Life & Annuity Company.. 121,618.578,
                Attn: Shareholder Accounting, 6MS  81.0345% of
                One Tower Square                   shares
                Hartford, CT 06183

                Travelers Insurance Company....... 28,463.750,
                Attn: Shareholder Accounting, 6MS  18.9654% of
                One Tower Square                   shares
                Hartford, CT 06183

             Balanced All Cap Growth & Value:

                Travelers Life & Annuity Company.. 855,264.084,
                Attn: Shareholder Accounting, 6MS  84.6403% of
                One Tower Square                   shares
                Hartford, CT 06183

                Travelers Insurance Company....... 155,204.470,
                Attn: Shareholder Accounting, 6MS  15.3596% of
                One Tower Square                   shares
                Hartford, CT 06183

--------
* The management of the portfolios believe that these shareholders are not beneficial owners of shares held of record by them.

          INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

   The MDA Trust is an open-end, diversified management investment company. The prospectus discusses the investment objectives of the portfolios. In pursuing their investment objectives and policies, each portfolio is permitted to engage in a wide range of investment policies. This section contains supplemental information concerning the types of securities and other instruments in which the portfolios may invest (and repurchase agreements in which the portfolios may invest), the investment policies and portfolio strategies the portfolios may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the portfolios will be achieved.

   The Agreement and Declaration of Trust of the MDA Trust permit the Board of Trustees to establish additional series of the MDA Trust from time to time. The investment objectives, policies and restrictions applicable to additional series would be established by the Board of Trustees at the time such series are established and may differ from those set forth in the prospectus and this SAI.

                               EQUITY SECURITIES

   Common Stocks. The portfolios invest primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stock. The portfolios may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Foreign Investments. The portfolios may invest in securities of non-U.S. issuers. Foreign investments include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depositary Receipts). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since the portfolios may be investing in securities denominated in currencies other than the U.S. dollar, and since certain portfolios may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the portfolio.

   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

   Securities held by a portfolio may not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the portfolio, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain portfolios may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

   The interest and dividends payable on a portfolio's foreign securities may be subject to foreign withholding taxes, and the general effect of these taxes will be to reduce the portfolio's income. Additionally, the operating expenses of a portfolio can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the portfolio, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

   American, European and Continental Depositary Receipts. The portfolios may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies evidencing ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by a portfolio in units or attached to securities may be deemed to be without value.

                            FIXED-INCOME SECURITIES

   General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the portfolios. The market value of the fixed-income obligations in which the portfolios may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

   The portfolios may invest in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody's Investors Service ("Moody's") (Aaa or Aa) or the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") (AAA or AA). High grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Moody's considers securities rated Baa to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make principal and interest payments than is the case with higher grade securities.

   Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

   Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

   Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

   U.S. Government Securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage

Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a portfolio will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the portfolio.

   Mortgage-related Securities. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the portfolios, consistent with their investment objective and policies, may consider making investments in such new types of securities.

   Foreign Government Securities. Among the foreign government securities in which the portfolios may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

   Brady Bonds. The portfolios may invest in Brady bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). Brady bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms including liberalization of trade and foreign investment, privatization of state-owned enterprises and establishing targets for public spending and borrowing.

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

   Brady bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the manager to be of comparable quality.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which constitute supplemental interest payments but generally are not collateralized. Certain Brady bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady bonds, although the collateral is not available to investors until the final maturity of the Brady bonds.

   Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

   Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the portfolios as initial criteria for the selection of portfolio securities, but the portfolios also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the rating categories of NRSROs and their significance.

   Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a portfolio, but the manager will consider such events in its determination of whether the portfolio should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, a portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

                             INVESTMENT PRACTICES

   In attempting to achieve its investment objective, a portfolio may employ, among others, the following portfolio strategies.

   Repurchase Agreements. The portfolios may purchase securities and concurrently enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the portfolio and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a portfolio's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

   When-issued Securities and Delayed-delivery Transactions. To secure an advantageous price or yield, the portfolios may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a portfolio prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a portfolio will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the

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

transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   In the case of the purchase by a portfolio of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the portfolio consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the portfolio involved. On the settlement date, a portfolio will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the portfolio's payment obligations).

   Lending of Portfolio Securities. The portfolios have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A portfolio will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the portfolio and is acting as a "finder."

   By lending its securities, a portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A portfolio will comply with the following conditions whenever its portfolio securities are loaned: (a) the portfolio must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the portfolio must be able to terminate the loan at any time; (d) the portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the portfolio's Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

   Short Sales. The portfolios may from time to time sell securities short. A short sale is a transaction in which the portfolio sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

   When a portfolio makes a short sale, the proceeds it receives from the sale are retained by a broker until the portfolio replaces the borrowed securities. To deliver the securities to the buyer, the portfolio must arrange through a broker to borrow the securities and, in so doing, the portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   A portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the portfolio

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

will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the portfolio will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

   Short Sales Against the Box. The portfolios may enter into a short sale of common stock such that when the short position is open the portfolio involved owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a portfolio for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the portfolio delivers the convertible securities to close out its short position. Although prior to delivery a portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the portfolio will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The portfolio will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Restricted Securities. The portfolios may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

   Reverse Repurchase Agreements. The portfolios may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the portfolio would not be entitled to principal and interest paid on the securities sold by the portfolio. The portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a portfolio for the purpose of calculating the portfolio's indebtedness and will have the effect of leveraging the portfolio's assets.

   Leveraging. The portfolios may from time to time leverage their investments by purchasing securities with borrowed money, although no portfolio has any current intention to borrow money for this purpose in excess of 5% of a portfolio's assets and, if a portfolio proposes to engage in borrowing transactions in excess of 5% of its assets, it will provide at least 60 days' notice before implementing such a program. A portfolio is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the portfolio's asset coverage drops below 300%, the portfolio must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

   Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the portfolio's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the portfolio's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a portfolio's net investment income in any given period.

                            DERIVATIVE TRANSACTIONS

   Derivative transactions, including the options and futures transactions described below, are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the manager applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the portfolio's return. Further losses could also be experienced if the options and futures positions held by a portfolio were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

   The portfolios may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors). The portfolios may also purchase and sell call and put options, futures and options contracts.

   Options On Securities. The portfolios may engage in transactions in options on securities, which, depending on the portfolio, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. The portfolios, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by a portfolio normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A portfolio with option-writing authority may write (a) in-the-money call options when the manager expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of a portfolio as the writer of an option continues, the portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the portfolio effects a closing purchase transaction. A portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the

"Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

   The portfolios may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The portfolios with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

   A portfolio may realize a profit or loss upon entering into a closing transaction. In cases in which a portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a portfolio has purchased an option and engages in a closing sale transaction, whether the portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the portfolio initially paid for the original option plus the related transaction costs.

   Although a portfolio generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect a closing transaction in a particular option. If as a covered call option writer a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the portfolio and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options written by a portfolio that are deemed covered by virtue of the portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the portfolio has written options may exceed the time within which the portfolio must make delivery in accordance with an exercise notice. In these instances, a portfolio may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the portfolio will not bear any market risk because the portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Additional risks exist with respect to certain of the U.S. government securities for which a portfolio may write covered call options. If a portfolio writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   Stock Index Options. The portfolios may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether a portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a portfolio of options on stock indexes will be subject to the manager's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   A portfolio will engage in stock index options transactions only when determined by the manager to be consistent with the portfolio's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a portfolio writes an option on a stock index, the portfolio will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Currency Transactions. The portfolios may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A portfolio that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A portfolio may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

   A portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar.

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Similarly, a portfolio may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a portfolio may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the portfolio generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A portfolio may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that the portfolios may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a portfolio enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the portfolio cash or readily marketable securities in an amount equal to the value of the portfolio's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, a portfolio either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a portfolio's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to a portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

   Foreign Currency Options. The portfolios may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the

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

option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

   A portfolio may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a portfolio's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the portfolio derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

   Futures Contracts. The purpose of the acquisition or sale of a futures contract by a portfolio is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a portfolio, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

   The portfolios may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the portfolio and not for purposes of speculation. The ability of the portfolios to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

   No consideration is paid or received by a portfolio upon entering into a futures contract. Initially, a portfolio will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a portfolio upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a portfolio may elect to close the position by taking an opposite position, which will operate to terminate the portfolio's existing position in the contract.

   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a portfolio is subject to the ability of the manager to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

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   There is no assurance that an active market will exist for futures contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a portfolio would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If a portfolio has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the portfolio has anticipated, the portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

   Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a portfolio investing in the options.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by the manager as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of the manager are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

   Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a portfolio's trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the portfolio could incur losses as a result of those changes.

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   Swap Agreements.  Among the hedging transactions into which the portfolios may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest, on a notional principal amount from the party selling such interest rate floor.

   The portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a portfolio is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and the portfolio believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with State Street Bank and Trust Company, the portfolios' custodian. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking portfolios acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

                            ADDITIONAL RISK FACTORS

   Securities of Unseasoned Issuers. Certain portfolio securities in which the portfolios may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

   Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

   Brady Bonds. A significant amount of the Brady bonds that the portfolios may purchase have no or limited collateralization, and a portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady bonds. In the event of a default on collateralized Brady bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

   Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by

                                      21

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negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

   Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

   Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a portfolio incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a portfolio are uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause such portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the portfolio because of subsequent declines in value of the portfolio security or, if the portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

   Mortgage-Related Securities. To the extent a portfolio purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid. The portfolio's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

   Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, a portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the manager believes it desirable to do so. Investments by a portfolio in illiquid securities are subject to the risk that should the portfolio desire to sell any of these securities when a ready buyer is not available at a price that the manager deems representative of its value, the value of the portfolio's net assets could be adversely affected.

   Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

   Repurchase Agreements. Repurchase agreements, as utilized by a portfolio, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of a portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying

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securities during the period in which a portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

   Reverse Repurchase Agreements. The portfolios may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

   Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

   When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

   Leverage. The portfolios may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios, although the portfolios have no present intention to borrow money for leveraging in excess of 5% of a portfolio's assets. A portfolio will give notice at least 60 days before implementing any program to leverage its assets in excess of 5% of its assets. Leverage creates an opportunity for increased returns to shareholders of a portfolio but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a portfolio's shares and in a portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the portfolio's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the portfolio that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed portfolios exceeds the interest or dividends the portfolio will have to pay in respect thereof, the portfolio's net income or other gain will be greater than if leverage had not been used.

   Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the portfolio will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required portfolios. Depending on market or other conditions, such liquidations could be disadvantageous to the portfolio.

   Indexed Securities. The portfolios may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

   Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by a portfolio may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a portfolio. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide a portfolio with the opportunity for higher income, this leveraging practice will increase a portfolio's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a portfolio's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a portfolio's net asset value per share to decrease faster than would otherwise be the case.

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   Swap Agreements.  As one way of managing their exposure to different types of investments, the portfolios may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

   Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

   Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

   Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by a portfolio at a premium are called or sold prior to maturity, the portfolio will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the portfolio will recognize a capital loss if it holds such securities to maturity.

   Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

   Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the portfolios while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The MDA Trust has adopted the following fundamental investment restrictions for the protection of shareholders. Under the 1940 Act, a fundamental policy of a portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or
(b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below (other than with respect to (1) below) apply at the time of purchases of securities.

   The investment policies adopted by the MDA Trust prohibit a portfolio from:

      1. Borrowing money in excess of that permitted by the 1940 Act. Specifically, (a) the portfolio may borrow from banks to leverage its assets or to meet redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      2. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      6. Purchase any securities which would cause 25% or more of the value of the portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

   The portfolios have also adopted certain non-fundamental investment restrictions that may be changed by the portfolios' Board of Trustees at any time. Accordingly the portfolios are prohibited from:

      1. Purchasing securities on margin.

      2. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33 1/3% of the value of a portfolio's total assets.

      3. Investing in oil, gas or other mineral exploration or development programs.

      4. Purchasing any security if as a result the portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

      5. Making investments for the purpose of exercising control or management.

                              PORTFOLIO TURNOVER

   Each portfolio's turnover rate is not expected to exceed 50% annually. Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying segments in response to market conditions, and (c) maintain or modify the allocation of its assets among different segments within the percentage limits described in the Prospectus. The portfolio turnover rates for each portfolio are included in the Financial Highlights tables in the Prospectus.

                              PURCHASE OF SHARES

   The MDA Trust offers it shares of beneficial interest on a continuous basis. Shares of the portfolios can only be acquired by buying a contract from an insurance company designated by the MDA Trust and directing the allocation of part or all of the net purchase payment to one or more subaccounts (the "Subaccounts"), each of which invests in a portfolio as permitted under the contract prospectus. Investors should read this SAI and the prospectus for the portfolios dated April 30, 2003 along with the contract prospectus.

Sales Charges and Surrender Charges

   The MDA Trust's portfolios do not assess any sales charge, either when they sell or when they redeem shares of a portfolio. Surrender charges may be assessed under the contract, as described in the contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus.

                             REDEMPTION OF SHARES

   The MDA Trust will redeem the shares of the portfolios presented by the subaccounts, its sole shareholders, for redemption. The subaccounts' policy on when or whether to buy or redeem portfolio shares is described in the contract prospectus.

   Payment upon redemption of shares of a portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the portfolio's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

   Should the redemption of shares of a portfolio be suspended or postponed, the MDA Trust's Board of Trustees may make a deduction from the value of the assets of the portfolio to cover the cost of future liquidations of assets so as to distribute fairly these costs among all owners of the contract.

                                     TAXES

   The following is a summary of certain material Federal income tax considerations that may affect the portfolios and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the portfolios or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

   Each portfolio will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each portfolio must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a trust-wide) basis.

   Each portfolio intends to qualify separately each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the portfolio's taxable year, (i) at least 50% of the market value of the portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a portfolio will not be subject to Federal income tax on the portion of its taxable net investment income and net realized capital gains that it distributes to its shareholders, provided the portfolio satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   In addition, each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a contract owner's control of the investments of a separate account may cause the contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the portfolios will be able to operate as currently described, or that the trust will not have to change the investment goal or investment policies of a portfolio. The Board of Trustees reserves the right to modify the investment policies of a portfolio as necessary to prevent any such prospective rules and regulations from causing a contract owner to be considered the owner of the shares of the portfolio underlying the separate account.

   Each portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

   The Code imposes a 4% nondeductible excise tax on any portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the portfolio that is subject of corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   Each portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the separate accounts). Such distributions are automatically reinvested in additional shares of that portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

   If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, that portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Further, if a portfolio should fail to qualify as a regulated investment company, such portfolio would be considered as a single investment, which may result in contracts invested in that portfolio not being treated as annuity, endowment or life insurance contracts under the Code.

   A portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by such portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such portfolio and defer portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the portfolio as a regulated investment company.

   A portfolio's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by such portfolio.

   Dividends or other income (including, in some cases, capital gains) received by a portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the portfolio will reduce the return from the portfolio's investments.

   If a portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains.

   If any portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, a portfolio may make a mark-to-market election that will result in the portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of the year. In such case, the portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the portfolio, unless revoked with the consent of the Internal Revenue Service. By making the election, such portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the portfolios. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the portfolios.

                                  PERFORMANCE

   From time to time, the MDA Trust may quote a portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The MDA Trust may include comparative performance information in advertising or marketing the portfolio's shares. These figures are based on historical earnings and are not intended to indicate future performance. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Portfolio Values, The New York Times, USA Today and The Wall Street Journal.

Yield

   A portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                          YIELD = 2[( a-b + 1)/6/ -1]
                                      --
                                      cd

where

  a = dividends and interest earned during the period b = expenses accrued for the period (net of waiver and reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
  d = the maximum offering price per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates a portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolio's investments, thereby reducing the current yield of the portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1 + T)/n/ = ERV, where:

    P =  a hypothetical initial payment of $1,000
    T =  average annual total return
    n =  number of years
    ERV =Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of the l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the portfolio.

                                Average Annual Total Return for the fiscal year ended
                                                  December 31, 2002
                                -----------------------------------------------------
Name of Portfolio                                Since Inception(1)
-----------------                                ------------------
All Cap Growth & Value.........                         6.50%
Large Cap Growth & Value.......                         7.30%
Global All Cap Growth & Value..                         7.80%
Balanced All Cap Growth & Value                         4.20%

--------
(1) Operations commenced on October 1, 2002 for all portfolios.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the portfolio for the specified period and is computed by the following formula:

                                     ERV-P
                                     ------
                                       P

      Where:  P = a hypothetical initial payment of $10,000.
            ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                                Aggregate Annual Total Return for the fiscal year ended
                                                   December 31, 2002
                                -------------------------------------------------------
Name of Portfolio                                 Since Inception(1)
-----------------                                 ------------------
All Cap Growth & Value.........                          6.50%
Large Cap Growth & Value.......                          7.30%
Global All Cap Growth & Value..                          7.80%
Balanced All Cap Growth & Value                          4.20%

--------
(1) Operations commenced on October 1, 2002 for all portfolios.

   Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses and the expenses exclusively attributable to the portfolio. Consequently, any given performance quotation should not be considered representative of the portfolio's performance for any specified period in the future.

                              VALUATION OF SHARES

   The net asset value of each portfolio's shares will be determined on any day that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by each portfolio in valuing its assets.

   Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the MDA Trust's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

   SBFM acts as investment manager to the portfolios pursuant to a separate Investment Advisory and Administration Agreement for each portfolio (each an "Agreement" and collectively, the "Agreements"). SBFM is an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup").

   Pursuant to each portfolio's Agreement, SBFM will provide supervision of that portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the portfolio. SBFM will determine the percentage of a portfolio's assets invested from time to time in
(i) each underlying segment pursuant to the investment objective and policies of the portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements.

   SBFM maintains books and records with respect to the portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the 1940 Act and SBFM will render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the portfolios are the property of the trust and it will surrender promptly to the trust on behalf of a portfolio any of such books and records upon the trust's request.

   SBFM will (i) maintain office facilities for the trust, (ii) furnish the portfolios with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust and the portfolios, (iii) prepare reports to each portfolio's shareholders and (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under each Agreement. As of March 31, 2003, SBFM had aggregate assets under management of approximately $105 billion.

   For the services provided and the expenses assumed pursuant to the Agreements, each portfolio will pay to SBFM out of its assets a monthly fee in arrears equal to 0.75% per annum of its average daily net assets during the month. For the period ended December 31, 2002, SBFM waived all of its management fees for each of the portfolios. In addition, SBFM has agreed to reimburse expenses amounting to $69,157, $72,138, $71,327 and $69,485 for All Cap Growth and Value, Large Cap Growth and Value, Global All Cap Growth and Value and Balanced All Cap Growth and Value, respectively. All other expenses not specifically assumed by SBFM under the Agreements on behalf of a portfolio are borne by the trust. Expenses payable by the trust include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the trust) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and trustees' meetings, filing fees and expenses relating to the registration and qualification of the trust's shares and the trust under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the trust's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of trustees and fees of trustees who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incidental to the trust's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio and general corporate expenses are allocated on the basis of relative net assets.

   Each Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the trust's Board of Trustees or by a majority of the outstanding voting securities of a portfolio, and in either event, by a majority of the Independent Trustees of the trust's Board with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving each Agreement, the Board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services to be provided and any additional benefits to be received by the manager or its affiliates in connection with providing services to the trust, compared the fees charged by the manager to those paid by similar portfolios or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the trust. Specifically, the Board noted benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as the manager's research arrangements with broker-dealers who execute transactions on behalf of a portfolio. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Agreement was in the best interests of the portfolios and their shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to approve each Agreement with the manager. The Independent Trustees were advised by separate independent legal counsel throughout the process. The trust, on behalf of a portfolio, or SBFM may terminate an Agreement on sixty days' written notice without penalty. An Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

   SBFM also acts as investment manager to numerous other open-end investment companies. CGM also advises profit-sharing and pension accounts. CGM and its affiliates may in the future act as investment managers for other accounts.

Portfolio Transactions and Distributor

   CGM, an indirect subsidiary of Citigroup, acts as the portfolios' distributor. In addition, CGM and certain other broker-dealers continue to sell portfolio shares to the public as members of the selling group. Decisions to buy and sell securities for the portfolios are made by SBFM, subject to the overall review of the Board of Trustees. Although investment decisions for the portfolios are made independently from those of the other accounts managed by SBFM, investments of the type that the portfolios may make also may be made by those other accounts. When a portfolio and one or more other accounts managed by SBFM is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a portfolio or the size of the position obtained or disposed of by the portfolio.

   The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the portfolios may purchase securities that are offered in underwritings in which a Citigroup Inc. ("Citigroup") affiliate participates. These procedures prohibit the portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase in the underwritings.

   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

   In selecting brokers or dealers to execute securities transactions on behalf of a portfolio, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each management agreement between a portfolio and SBFM authorizes SBFM, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a portfolio and/or other accounts over which SBFM or its affiliates exercise investment discretion. Research services provided by brokers through which a portfolio effects transactions may be used by SBFM in servicing all of its accounts and not all of these services may be used by SBFM in connection with a portfolio of the trust.

   The Board of Trustees of the trust will periodically review the commissions paid by the portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the portfolios. Over-the-counter purchases and sales by a portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and in which commissions may be paid. For the period ended December 31, 2002, the portfolios did not direct brokerage transactions or pay brokerage commissions on such transactions to brokers because of research services provided.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for the portfolios may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the portfolio a fair and reasonable rate. The portfolios will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The following table sets forth the brokerage commissions paid by the portfolios for the period ended December 31, 2002:

         Portfolio                                     Commissions Paid
         ---------                                     ----------------
         All Cap Growth and Value.....................      $2,688
         Large Cap Growth and Value...................      $  415
         Global All Cap Growth and Value..............      $1,168
         Balanced All Cap Growth and Value............      $1,770

   For the period ended December 31, 2002, CGM and its affiliates did not receive any brokerage commissions for the portfolios' agency transactions. Each portfolio has adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each portfolio shall pay a distribution fee of 0.25% of its daily net assets of the portfolio. For the period ended December 31, 2002, SBFM waived all of its distribution fees for each of the portfolios.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the trust, the manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the portfolio's Code of Ethics is on file with the SEC.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

   Portfolio History. The MDA Trust is an open-end management investment company. The MDA Trust was organized in 2002 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The MDA Trust is "diversified" within the meaning of the 1940 Act.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the trust. However, the trust's Master Trust Agreement ("Trust Instrument") disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a Trustee. The Trust Instrument provides for indemnification from the trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the manager believes is remote and immaterial. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The Trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.

   All shareholders of the trust in each portfolio, upon liquidation, will participate ratably in the trust's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the trust. Shares are transferable but have no preemptive, conversion or subscription rights.

   Custodian. Portfolio securities and cash owned by the MDA Trust are held in the custody of State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110.

   Counsel. Willkie Farr & Gallagher serves as counsel to the MDA Trust. The Trustees who are not "interested persons" of the trust have selected Stroock & Stroock & Lavan LLP to serve as their legal counsel.

   Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the MDA Trust.

   Transfer Agent. Citicorp Trust Bank, fsb, ("CTB") located at 125 Broad Street, New York, New York 10004, serves as the trust's transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust, distributes dividends and distributions payable by the trust and produces statements with respect to account activity for the trust and its shareholders. For these services, the Transfer Agent receives fees from the trust computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the trust during the month and is reimbursed for out-of-pocket expenses. For the period ended December 31, 2002, each portfolio paid transfer agent fees of $1,250 to CTB.

   Sub-Transfer Agent. PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the trust's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

   Minimum Account Size. The MDA Trust reserves the right to involuntarily liquidate any shareholder's account in a portfolio if the aggregate net asset value of the shares held in that portfolio account is less than $500. (If a shareholder has more than one account in a portfolio, each account must satisfy the minimum account size.) The MDA Trust, however, will not redeem shares based solely on market reductions in net asset value. Before the MDA Trust exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Voting. The MDA Trust offers shares of the portfolios only for purchase by insurance company separate accounts. Thus, the insurance companies are technically the shareholders of these portfolios, and under the 1940 Act, are deemed to be in control of these portfolios. Nevertheless, with respect to any MDA Trust shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the MDA Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

   Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share of the same portfolio and is entitled to such dividends and distributions out of the net income of that portfolio as are declared in the discretion of the Trustees. Shareowners are entitled to one vote for each share held and will vote by individual portfolio except to the extent required by the 1940 Act. The MDA Trust is not required to hold annual shareowner meetings, although special meetings may be called for MDA Trust as a whole, or a specific portfolio, for purposes such as electing or removing Trustees, changing fundamental policies or approving a management contract.

                             FINANCIAL STATEMENTS

   The trust's annual report for the fiscal year ended December 31, 2002 is incorporated herein by reference in its entirety, the annual report was filed on March 7, 2003, Accession Number 0000950130-03-001863.

                     APPENDIX--RATINGS OF DEBT OBLIGATIONS

                            BOND (AND NOTE) RATINGS

Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds that are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P")

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           COMMERCIAL PAPER RATINGS

Moody's

   Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on portfolios employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.